Dreyfus

BASIC GNMA Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Financial Futures

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC GNMA Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus BASIC GNMA Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2000, the fund produced a 4.18% total return.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index, produced a total return of 4.12% for the same period.(2 )

We attribute the fund' s competitive performance to our sector allocation strategy, which enabled us to participate in some of the best-performing areas of the mortgage-backed securities market, including adjustable-rate mortgages that benefited from a rising interest-rate environment. Late in the period, the fund also received attractive returns from its investments in non-GNMA securities, which rebounded strongly as earlier regulatory concerns subsided.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency mortgage-backed securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS MEASURES the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities.

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities, as well as different maturities such as 15-, 20- and 30-year mortgages.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates. When the reporting period began on January 1, 2000, we were becoming increasingly concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially with wages rising in a tight job market. In an attempt to ease these pressures, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed three previous increases implemented before the current reporting period began, for a total increase of
1.75 percentage points since June 1999. Although rising interest rates hurt most bond market sectors, mortgage-backed securities generally declined less than other types of securities because higher interest rates reduce the risk that homeowners will prepay their mortgages.

Second, the fund responded to forces that are unique to individual bond market sectors. For example, in the wake of negative comments in Congress and the U.S. Treasury Department, prices of some U.S. Government agency securities declined, including those issued by Federal National Home Mortgage Association ("Fannie Mae" ) and Federal Home Loan Corporation ("Freddie Mac"). At the same time, prices of Ginnie Mae securities, which are direct obligations of the federal government, rose as investors shifted assets from one sector to another. This shift made by investors benefited the fund's performance.


What is the fund's current strategy?

We have recently made efforts to reduce the fund' s exposure to non-U.S. Government-guaranteed securities in case of an economic slowdown. While economic growth has remained robust during the first half of 2000, we have recently seen signs that the Fed's interest-rate hikes may be having a moderating effect on the economy. Therefore, we have reduced our holdings of commercial mortgage-backed securities and other instruments that are not direct obligations of the federal government or its agencies. Accordingly, as of June 30, 2000, our sector allocation strategy involved a 75% position in Ginnie Mae mortgage-backed securities and about 25% in non-GNMA securities, including collateralized mortgage obligations, commercial mortgage-backed securities, project loans and pass-through securities issued by Fannie Mae and Freddie Mac.

In this environment, we have maintained the fund's average duration --a measure of sensitivity to changing interest rates -- at approximately 4.4 years, which is about 2% longer than our "neutral" position. This modest extension is intended to help us lock in prevailing yields for a longer time if the economy slows and interest rates begin to decline.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--143.4%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED--110.0%

Government National Mortgage Association I:

   6.5%, 10/15/2010-5/15/2011                                                                   225,330                  221,154

   7%, 1/15/2024-2/15/2024                                                                    1,241,080                1,217,622

   7.5%, 12/15/2023                                                                             246,013                  244,552

   8%, 4/15/2008-12/15/2022                                                                   6,332,519                6,418,952

   8.5%, 2/15/2005-3/15/2022                                                                    739,247                  763,976

   9%, 5/15/2016-11/15/2022                                                                     586,736                  613,243

   9.5%, 1/15/2017-12/15/2021                                                                   313,441                  329,491

   Project Loans:

      6.32%, 10/15/2033                                                                       2,557,389                2,405,532

      6.375%, 10/15/2033-1/15/2034                                                            4,335,626                4,132,845

      6.4%, 10/15/2033                                                                        1,825,181                1,755,588

      6.41%, 8/15/2028                                                                          983,906                  947,925

      6.43%, 9/15/2033                                                                        1,480,043                1,400,950

      6.45%, 3/15/2034-11/15/2033                                                             5,475,678                5,241,918

      6.55%, 12/15/2033                                                                         695,760                  668,800

      6.6%, 5/15/2028                                                                         1,902,377                1,826,872

      6.625%, 8/15/2028-1/15/2034                                                            15,236,872               14,749,082

      6.7%, 3/15/2028                                                                           632,872                  622,190

      6.75%, 12/15/2023-9/15/2036                                                            13,201,189               12,772,151

Government National Mortgage Association II:

   6%                                                                                         2,000,000  (a,b)         1,958,120

   6%, 4/20/2030                                                                              5,148,254  (b)           5,035,611

   7%, 8/20/2028-9/1/2028                                                                     2,419,634                2,347,795

   8%                                                                                        41,675,000  (a,b)        41,794,498

   8%, 9/20/2029-2/20/2034                                                                    1,659,394                1,670,411

   9%, 5/20/2016-7/20/2025                                                                      445,909                  456,694

   9.5%, 9/20/2021-12/20/2021                                                                    97,480                  101,503

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

   Ser. 1541, Cl. FA, 7%, 5/15/2019                                                           4,904,658  (c)             393,403

   Ser. 1542, Cl. QC, 7%, 10/15/2020                                                            624,792  (c)              55,194

   Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                        6,000,000  (c)             830,472

   Ser. 1596, Cl. L, 6.5%, 12/15/2012                                                            27,655  (c)               2,956

   Ser. 1916, Cl. PI, 7%, 12/15/2011                                                          1,001,417  (c)             207,023

   Ser. 1987, Cl. PI, 7%, 9/15/2012                                                           1,045,340  (c)             220,190

Federal Housing Administration,

  Project Loans:

   7.2%, 2/1/2033                                                                             1,109,756                1,054,615

   7.625%, 4/1/2031                                                                           1,227,531                1,191,473



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   7.5%                                                                                       6,600,000  (a)           6,505,092

   Deb.:

      7.125%, 2007                                                                            1,000,000                1,004,240

      7.25%, 2010                                                                             1,500,000                1,514,825

   Stripped Securities, Interest Only Class:

      Ser. 1993-119, Cl. JA, 7%, 5/25/2019                                                      131,418  (c)                 714

      Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                    4,000,000  (c)           1,513,984

                                                                                                                     124,191,656

ASSET-BACKED CTFS.--9.5%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A-3, 7.3%, 2031                                                           1,000,000                  996,215

Countrywide,

   Ser. 2000-2, Cl. AF-5, 8.12%, 2031                                                         2,000,000                1,999,375

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF-8, 6.11%, 2010                                                         1,000,000                  956,875

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A-3, 7.231%, 2003                                                         500,000  (d,e)           493,359

   Ser. 1998-ST1, Cl. A-5, 7.901%, 2003                                                       3,500,000  (d,e)         3,368,203

Residential Funding Mortgage Securities II,

   Ser. 2000-HI3, Cl. AI-2, 7.97%, 2010 (Insured; AMBAC)                                      2,000,000                2,007,188

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A-4, 7.41%, 2007                                                          1,000,000                  974,063

                                                                                                                      10,795,278

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.9%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           1,000,000                  931,316

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 7.735%, 2004                                                            250,000  (d,e)           250,156

Heller Financial Commercial Mortgage,

   Ser. 2000-PH1, Cl. C, 8.208%, 2010                                                         1,500,000  (e)           1,517,344

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C9, Cl. C, 8.199%, 2032                                                          1,000,000  (e)           1,012,447

PNC Mortgage Acceptance,

   Ser. 2000-C1, Cl. A-2, 7.61%, 2010                                                           3000000                3,002,813

                                                                                                                       6,714,076

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--13.3%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B-2, 6.5%, 2013                                                            281,883                  252,107

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B-2, 6.5%, 2013                                                            617,317                  558,728

Norwest Asset Securities:

   Ser. 1997-3, Cl. B-1, 7.25%, 2027                                                          2,414,459                2,271,425

   Ser. 1997-3, Cl. B-2, 7.25%, 2027                                                            965,784                  872,381

   Ser. 1997-7, Cl. B-2, 7%, 2027                                                               772,674                  686,103

   Ser. 1997-9, Cl. B-2, 7%, 2012                                                               413,285                  385,772

   Ser. 1997-11, Cl. B-2, 7%, 2027                                                              511,373                  452,897

   Ser. 1997-15, Cl. B-2, 6.75%, 2012                                                           601,053                  553,845

   Ser. 1997-20, Cl. B-2, 6.75%, 2012                                                           379,335                  348,896

   Ser. 1998-18, Cl. B-3, 6.25%, 2028                                                           857,644                  709,494

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B-1, 7%, 2040                                                              385,873  (d)             348,431

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-3, 6.75%, 2012                                                           279,298                  256,759

   Ser. 1998-2, Cl. 3B-3, 6.75%, 2013                                                           529,701                  485,582

   Ser. 1998-2, Cl. 4B-3, 6.75%, 2027                                                           387,478                  338,811

   Ser. 1998-11, Cl. 2B-3, 6.25%, 2013                                                          488,404                  428,558

Residential Accredit Loans:

   Ser. 1997-QS6, Cl. M-2, 7.5%, 2012                                                           930,595                  911,726

   Ser. 1997-QS6,Cl. M-3, 7.5%, 2012                                                            604,883                  577,538

Residential Funding Mortgage Securities I:

   Ser. 1997-S10, Cl. M-3, 7%, 2012                                                             469,606                  437,785

   Ser. 1997-S11, Cl. M-3, 7%, 2012                                                             680,143                  634,495

   Ser. 1997-S19, Cl. M-3, 6.5%, 2012                                                           618,047                  561,298

   Ser. 1997-S21, Cl. M-3, 6.5%, 2012                                                           356,538                  323,879

   Ser. 1998-NS1, Cl. M-2, 6.375%, 2009                                                         134,370                  127,460

   Ser. 1998-NS1, Cl. M-3, 6.375%, 2009                                                          67,185                   62,407

   Ser. 1998-S9, Cl. 1M-3, 6.5%, 2013                                                           939,560                  850,772

   Ser. 1998-S14, Cl. M-3, 6.5%, 2013                                                           785,308                  710,495

   Ser. 1998-S30, Cl. M-3, 6.5%, 2028                                                           984,821                  827,865

                                                                                                                      14,975,509

U. S. GOVERNMENTS--4.7%

U. S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                          2,000,000  (f)           2,123,655

   3.875%, 4/15/2029                                                                          1,600,000  (f)           1,661,357


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS (CONTINUED)

U. S. Treasury Notes,

   6.5%, 2/15/2010                                                                            1,500,000                1,549,650

                                                                                                                       5,334,662

TOTAL BONDS AND NOTES

   (cost $165,311,159)                                                                                               162,011,181
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.1%
--------------------------------------------------------------------------------

U. S. GOVERNMENTS--.5%

U. S. Treasury Bills:

   5.64%, 7/27/2000                                                                             340,000  (g)             338,796

   5.65%, 7/20/2000                                                                             195,000  (g)             194,501

                                                                                                                         533,297

U. S. GOVERNMENT AGENCIES--.6%

Federal Home Loan Banks,

  Discount Notes,

   6.3%, 7/3/2000                                                                               675,000                  674,764

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,207,800)                                                                                                   1,208,061
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                                                                                144.5%              163,219,242

   (cost $166,518,959)

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (44.5%)             (50,262,942)

NET ASSETS                                                                                       100.0%              112,956,300

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(C) REFLECTS NOTIONAL FACE.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2000,
THESE SECURITIES AMOUNTED TO $4,460,149 OR 3.9% OF NET ASSETS.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(G)  SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED
ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)

                                                                                                  Unrealized
                                                          Market Value                          Appreciation
                                                           Covered by                          (Depreciation)
                                            Contracts    Contracts ($)       Expiration      at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U. S. Treasury 5 year Notes                       117      (11,584,828)  September 2000              (125,297)

U. S. Treasury Bonds                              178      (17,327,188)  September 2000              (553,469)

FINANCIAL FUTURES LONG

U. S. Treasury 10 year Notes                        7          689,391   September 2000                (1,422)

U. S. Treasury 10 year
   Agency Notes                                    32        2,959,500   September 2000                86,469

                                                                                                     (593,719)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           166,518,959   163,219,242

Cash                                                                    212,468

Interest receivable                                                   1,096,119

Receivable for shares of Beneficial Interest subscribed                 133,515

Receivable for investment securities sold                                28,400

Receivable for futures variation margin--Note 4(a)                       21,281

Paydowns receivable                                                       3,911

Prepaid expenses                                                         11,842

                                                                    164,726,778
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            53,715

Payable for investment securities purchased                          51,503,394

Payable for shares of Beneficial Interest redeemed                      153,078

Accrued expenses                                                         60,291

                                                                     51,770,478
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,956,300
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     117,470,456

Accumulated undistributed investment income--net                          9,001

Accumulated net realized gain (loss)
  on investments and financial futures
                                                                       (629,721)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($593,719) net unrealized
   (depreciation) on financial futures]--Note 4(b)                   (3,893,436)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,956,300
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                      7,784,120

NET ASSET VALUE, offering and redemption price per share ($)              14.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,887,004

EXPENSES:

Management fee--Note 3(a)                                              329,012

Shareholder servicing costs--Note 3(b)                                 128,136

Professional fees                                                       19,646

Trustees' fees and expenses--Note 3(c)                                  19,437

Custodian fees--Note 3(b)                                               16,202

Registration fees                                                       12,660

Prospectus and shareholders' reports                                     5,879

Interest expense--Note 5                                                 5,825

Miscellaneous                                                            5,981

TOTAL EXPENSES                                                         542,778

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (180,519)

NET EXPENSES                                                           362,259

INVESTMENT INCOME--NET                                               3,524,745
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (38,646)

Net realized gain (loss) on financial futures                           34,965

NET REALIZED GAIN (LOSS)                                                (3,681)

Net unrealized appreciation (depreciation) on investments

   [including ($959,836) net unrealized
   (depreciation) on financial futures]                                935,960

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 932,279

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,457,024

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000          Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,524,745            7,029,822

Net realized gain (loss) on investments            (3,681)             517,315

Net unrealized appreciation (depreciation)
   on investments                                 935,960           (4,354,884)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,457,024            3,192,253
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,537,666)          (7,019,327)

Net realized gain on investments                      --              (469,048)

In excess of net realized gain on investments         --              (170,796)

TOTAL DIVIDENDS                                (3,537,666)          (7,659,171)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  15,130,789           47,925,201

Dividends reinvested                            2,668,602            5,675,387

Cost of shares redeemed                       (18,014,235)         (33,728,168)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (214,844)          19,872,420

TOTAL INCREASE (DECREASE) IN NET ASSETS           704,514           15,405,502
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           112,251,786           96,846,284

END OF PERIOD                                 112,956,300          112,251,786

Undistributed investment income--net                9,001               21,922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,057,564            3,250,861

Shares issued for dividends reinvested            186,549              387,227

Shares redeemed                                (1,259,585)          (2,292,435)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,472)           1,345,653

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Six Months Ended
                                              June 30, 2000                         Year Ended December 31,
                                              ----------------    -------------------------------------------------------------

                                                (Unaudited)       1999       1998       1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.39       15.01      15.32      15.14          15.42         14.16

Investment Operations:

Investment income--net                                 .46         .96        .97        .99            .98          1.03

Net realized and unrealized

   gain (loss) on investments                          .12        (.54)      (.26)       .41           (.27)         1.25

Total from Investment Operations                       .58         .42        .71       1.40            .71          2.28

Distributions:

Dividends from investment
   income--net                                        (.46)       (.96)      (.97)      (.99)          (.99)        (1.02)

Dividends from net realized
   gain on investments                                  --        (.06)      (.05)      (.23)            --            --

Dividends in excess of net
   realized gain on investments                         --        (.02)        --         --             --            --

Total Distributions                                   (.46)      (1.04)     (1.02)     (1.22)          (.99)        (1.02)

Net asset value, end of period                       14.51       14.39      15.01      15.32          15.14         15.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.38(a)     2.82       4.71       9.55           4.81         16.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
    to average net assets                              .65(a)      .65        .65        .65            .65           .50

Ratio of interest expense
   and loan commitment

   fees to average net assets                          .01(a)      .90        .17         --             --            --

Ratio of net investment income

   to average net assets                              6.41(a)     6.54       6.34       6.46           6.50          6.86

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .33(a)      .34        .39        .42            .52           .78

Portfolio Turnover Rate                             341.66(b)   366.43     388.97     534.25         332.96        254.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     112,956     112,252     96,846     75,930         57,665        55,615

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended ( the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager had undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Management Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $180,519 during the period ended June 30, 2000.

The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $81,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $35,787 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $16,202 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $531,963,776 and $530,393,723, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis; this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter-party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) At June 30, 2000, accumulated net unrealized depreciation on investments and financial futures was $3,893,436, consisting of $642,243 gross unrealized appreciation and $4,535,679 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended June 30, 2000, was approximately $186,900, with a related weighted average annualized interest rate of 6.27%.


                                                             The Fund

                        For More Information

                        Dreyfus BASIC GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 2000 Dreyfus Service Corporation                                   080SA006